                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  AUGUST 16, 1996
                                                          ---------------


                          PERSEPTIVE BIOSYSTEMS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


       0-20032                                               04-2987616
________________________                                _____________________
(Commission File Number)                                (IRS Employer Id. No.)


                 500 Old Connecticut Path Framingham, MA  01701
             _____________________________________________________
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:

                                 (508) 383-7700
                                 ______________

ITEM 5.     OTHER EVENTS.
            ------------

   1. On August 16, 1996, the Registrant completed a private placement of 2,579,286 shares of Common Stock, $.01 par value, at a purchase price equal to $7.00 per share. The shares were offered only to "accredited investors" (as defined in Regulation D). The Registrant received net proceeds of approximately $17 million after deducting estimated fees and expenses of the transaction. The Registrant intends to use the net proceeds of this private placement for working capital and other general corporate purposes.

   In connection with this transaction, the Registrant has agreed to file, within 60 days after the closing, a registration statement with the Securities and Exchange Commission covering the resale of the shares of Common Stock, and to use its best efforts to cause the Registration Statement to become effective.

   2. On August 26, 1996 the Company issued 1,248,050 shares of its Common Stock to Millipore Corporation in payment of the second $10 million installment due upon the redemption by Millipore Corporation of 1,000 shares of the Company's non-voting Redeemable Preferred Stock. The Redeemable Preferred Stock was issued to Millipore Corporation in connection with the acquisition of the BioSearch division of Millipore Corporation in August 1994. Pursuant to the terms of the acquisition, PerSeptive agreed to register the shares of Common Stock for resale by Millipore Corporation which registration statement has recently been declared effective by the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (c)  Exhibits.
          --------

     4.1 Form of Securities Purchase Agreement between the Registrant and each of the several purchasers of the shares of Common Stock.

                                 EXHIBIT INDEX


                                                         Page Number in
Exhibit                                                  Sequentially
Number                       Description                 Numbered Copy
- -------                      ------------                ---------------
4.1                          Form of Securities                  5
                             Purchase Agreement
                             between the Registrant
                             and each of the several
                             purchasers of the
                             shares of Common Stock



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PERSEPTIVE BIOSYSTEMS, INC.


                                    By: /s/ Noubar B. Afeyan
                                       -------------------------------
                                       Noubar B. Afeyan,  Chairman and
                                       Chief Executive Officer

Dated: August 27, 1996

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